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                                                                   Exhibit 99.1


FOR IMMEDIATE RELEASE

Contacts:       Media:                     Investors:

                Chris Ward                 Richard Tennant
                iBasis, Inc.               iBasis, Inc.
                781-505-7557               781-505-7409
                cward@ibasis.net           ir@ibasis.net


            iBASIS ANNOUNCES FILING OF A REGISTRATION STATEMENT FOR
                           PROPOSED DEBT REFINANCING


BURLINGTON, MASS. - April 28, 2004 - iBasis, Inc. (OTCBB: IBAS), the leader in Internet-based voice communications, today announced that it has filed a Registration Statement on Form S-4 with the Securities and Exchange Commission relating to a proposed offer to exchange approximately $38.2 million principal amount of its existing 5 3/4% Convertible Subordinated Notes due in March 2005 for the principal amount of new 6 3/4% Convertible Subordinated Notes due 2009. Contemporaneously with the closing of the exchange offer, iBasis intends to refinance its 11 1/2% Senior Secured Notes due in January 2005.

The intended exchange offer will be subject to the satisfaction or waiver of several conditions, including the effectiveness of the registration statement. This news release does not constitute an offer to exchange or sell, or the solicitation of an offer to exchange or buy, nor shall there be any exchange or sale of these securities in any state in which such offer, exchange, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

At the time the exchange offer is commenced, iBasis will file a tender offer and registration statement with the Securities and Exchange Commission. Noteholders are strongly advised to read the registration statement, tender offer statement and other related documents when they are filed with the Securities and Exchange Commission because these documents will contain important information. Stockholders and noteholders may obtain a free copy of these documents when available from iBasis or at the SEC's website, www.sec.gov. Noteholders may also obtain copies of the exchange offer materials when available from D.F. King, the information agent for the exchange offer, by calling toll free: (800) 859-8508.

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ABOUT iBASIS

Founded in 1996, iBasis (OTCBB: IBAS) is a leading carrier of wholesale international telecommunications services and a provider of retail international prepaid calling cards sold through major distributors. iBasis customers include many of the largest carriers in the world, including AT&T, Cable & Wireless, China Mobile, China Unicom, MCI, Sprint, Telefonica, Telenor, and Telstra. The company can be reached at its worldwide headquarters in Burlington, Massachusetts, USA at 781-505-7500 or on the Internet at www.ibasis.com.

                                       ###

Assured Quality Routing, ConnectPoint, and iBasis are registered marks, The iBasis TNetwork, Internet Central Office, Internet Branch Office, and IP CallCard are trademarks of iBasis, Inc. Cisco and Cisco Powered Network are registered trademarks of Cisco Systems, Inc. All other trademarks are the property of their respective owners.

EXCEPT FOR HISTORICAL INFORMATION, ALL OF THE EXPECTATIONS, PROJECTIONS AND ASSUMPTIONS CONTAINED IN THE FOREGOING PRESS RELEASE, INCLUDING THOSE RELATING TO THE COMPANY'S CURRENT EXPECTATIONS REGARDING THE PROPOSED DEBT REFINANCING, REVENUE GROWTH, SOURCES OF REVENUE, MARGIN IMPROVEMENT AND FUTURE CAPITAL EXPENDITURES CONSTITUTE FORWARD-LOOKING STATEMENTS UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND INVOLVE RISKS AND UNCERTAINTIES. IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM SUCH FORWARD-LOOKING STATEMENTS INCLUDE, BUT ARE NOT LIMITED TO, (I) THE ACTUAL COMPLETION OF THE PROPOSED DEBT REFINANCING, AS DESCRIBED IN IBASIS' RECENTLY FILED REGISTRATION STATEMENT ON FORM S-4, (II) THE EXTENT OF ADOPTION OF THE COMPANY'S SERVICES AND THE TIMING AND AMOUNT OF REVENUE GENERATED BY THESE SERVICES; (III) FLUCTUATIONS IN THE MARKET FOR AND PRICING OF THESE SERVICES; AND (IV) THE OTHER CONSIDERATIONS DESCRIBED AS "RISK FACTORS" IN iBASIS' MOST RECENT FORMS 10-K AND 10-Q, AND THE COMPANY'S OTHER SEC FILINGS. WE HAVE NO CURRENT INTENTION TO UPDATE ANY FORWARD-LOOKING STATEMENTS.